Exhibit 10.1

Ashurst	Execution Version

Amendment Agreement

XBP Europe, Inc.

as Obligors’ Agent

and

HSBC UK Bank plc

as Agent

and

HSBC UK Bank plc

as Security Agent

relating to a term loan and revolving facilities agreement dated 26 June 2024 between (among others) the Obligors’ Agent, the Agent and the Security Agent

25 July 2025

PARTNER INITIALS\FEE EARNER INITIALS

Contents

1.	Interpretation	1

2.	Extension	2

3.	Amendment of Facilities Agreement	2

4.	Confirmation	2

5.	Status of documents	2

6.	Confirmations	2

7.	Representations and warranties	3

8.	Miscellaneous	3

9.	Governing law and submission to jurisdiction	3

Schedule

1.	Amendments to the Facilities Agreement	5

Ashurst

THIS AMENDMENT AGREEMENT is made on 25 July 2025

BETWEEN:

(1)	XBP Europe, Inc. a corporation incorporated under the laws of the State of Delaware with registered number 7054854 and registered address 2701 E. Grauwyler Rd, Irving, Texas (in the process of being changed to 1237 7th Street, Santa Monica, CA 90401) as parent and agent for the other Obligors (the Obligors’ Agent);

(2)	HSBC UK Bank plc as agent of the other Finance Parties (the Agent); and

(3)	HSBC UK Bank plc as security trustee or security agent for the other Secured Parties (the Security Agent).

RECITALS:

(A)	The parties to this agreement (among others) entered into a facilities agreement dated 26 June 2024 under which the Original Lender made available term loan and revolving facilities to the Borrowers (the Facilities Agreement).

(B)	The parties to this agreement have agreed to enter into this agreement in order to amend the terms of the Facilities Agreement in the manner set out below.

(C)	The Agent is entering into this agreement for itself and on behalf of the other Finance Parties.

(D)	The Obligors’ Agent is entering into this agreement for itself and on behalf of the other Obligors pursuant to clause 2.6 (Obligors’ Agent) of the Facilities Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	Interpretation

1.1	Definitions

(a)	Unless a contrary intention appears in this agreement, any word or expression defined in the Amended Facilities Agreement will have the same meaning when it is used in this agreement.

(b)	In this agreement:

Amended Facilities Agreement means the Facilities Agreement as amended in accordance with this agreement; and

Effective Date means the date of this Agreement.

1.2	Construction

Clauses 1.2 (Construction) to 1.9 (French Terms) (inclusive) of the Facilities Agreement will be deemed to be set out in full in this agreement, but as if references in those clauses to the Facilities Agreement were references to this agreement.

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2.	Extension

Pursuant to clause 2.3 (Extension option) of the Facilities Agreement, the Obligors’ Agent requested and all the Lenders have agreed to extend the Initial Termination Date of the Revolving Facility to the Extended Termination Date. As such, the Commitment of each Lender under the Revolving Facility has been extended to the Extended Termination Date.

3.	Amendment of Facilities Agreement

With effect from (and including) the Effective Date, the Facilities Agreement will be amended as set out in Schedule 1 (Amendments to the Facilities Agreement).

4.	Confirmation

On the date of this Agreement and on the Effective Date, the Obligors’ Agent confirms that the Group is projected to comply with the covenants set out in clause 22.2 (Financial condition) of the Facilities Agreement on a look forward basis for the next four Relevant Periods after the Effective Date.

5.	Status of documents

5.1	Continuing obligations

(a)	Except as varied by the terms of this agreement, the Facilities Agreement and the other Finance Documents will remain in full force and effect. Each party to this agreement reconfirms all of its obligations under the Facilities Agreement (as amended by this agreement) and under the other Finance Documents.

(b)	Any reference in the Finance Documents to the Facilities Agreement or to any provision of the Facilities Agreement will be construed as a reference to the Facilities Agreement, or that provision, as amended by this agreement.

5.2	Finance Document

This agreement will constitute a Finance Document for the purposes of the Amended Facilities Agreement.

6.	Confirmations

6.1	Guarantee confirmation

With effect from (and including) the Effective Date, the Obligors’ Agent for and on behalf of each Guarantor confirms and agrees that the guarantees and indemnities set out in clause 19 (Guarantee and indemnity) of the Amended Facilities Agreement shall apply and extend to the obligations of each Obligor under the Finance Documents (as defined in the Amended Facilities Agreement) subject to the guarantee limitations set out in clauses 19.10 (Limitations on guarantee under US law) to 19.15 (French Guarantee Limitations) (inclusive) of the Amended Facilities Agreement.

6.2	Security confirmation

With effect from (and including) the Effective Date, the Obligors’ Agent for and on behalf of each Obligor confirms and agrees that the liabilities and obligations arising under the Amended Facilities Agreement form part of (but do not limit) the obligations which are secured by the Transaction Security created by it.

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7.	Representations and warranties

The Obligors’ Agent, for and on behalf of each Obligor, makes to each Finance Party each of the Repeating Representations, in each case:

(a)	on the date of this agreement and on the Effective Date; and

(b)	by reference to the facts and circumstances then existing; and

(c)	on the basis that references in the Repeating Representations to the Finance Documents include this agreement,

and acknowledges that each Finance Party has entered into this agreement and has agreed to the amendments effected by this agreement in full reliance on those representations and warranties.

8.	Miscellaneous

8.1	Increase fee

The Obligors’ Agent shall (or shall procure that another Obligor will) pay to the Agent (for the account of the Original Lender) a non-refundable increase fee of £140,000.00 in two instalments as follows:

(a)	£70,000 payable on the date of the first Drawing after the Effective Date; and

(b)	£70,000 on the date falling 90 days after that date

(the Increase Fee).

8.2	Expenses

The Obligors’ Agent shall (or shall procure that another Obligor will), within five Business Days of demand, reimburse each Finance Party which is party to this agreement for the amount of all costs and expenses (including legal fees subject to pre-agreed caps) reasonably incurred by it in responding to, evaluating, negotiating or complying with this request.

8.3	Invalidity of any provision

If, at any time, any provision of this agreement is or becomes invalid, illegal or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

8.4	Counterparts

This agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this agreement.

9.	Governing law and submission to jurisdiction

9.1	Governing law

This agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

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9.2	Jurisdiction of English courts

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this agreement (including a dispute regarding the existence, validity or termination of this agreement or any non-contractual obligation arising out of or in connection with this agreement) (a Dispute).

(b)	The parties to this agreement agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

IN WITNESS whereof this agreement has been duly executed on the date first above written.

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Schedule 1

Amendments to the Facilities Agreement

(a)	the definition of Auditors in clause 1.1 of the Facilities Agreement shall be deleted in its entirely and replaced with the following:

“Auditors means UHY LLP or any other competent firm of accountants appointed by either the Parent or Holdco to act as their respective statutory auditors;”

(b)	paragraph (b) in the definition of Change of Control in clause 1.1 (Definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(b) in respect of the Parent, Holdco ceases directly or indirectly to:

(i)	have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, more than 50 per cent of the maximum number of votes that might be cast at a general meeting of the Parent;

(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Parent; or

(C)	give directions with respect to the operating and financial policies of the Parent with which the directors or other equivalent officers of the Parent are obliged to comply; or

(ii)	hold beneficially more than 50 per cent or more of the issued share capital of the Parent (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); or”.

(c)	a new paragraph (c) shall be added to the definition of Change of Control in clause 1.1 (Definitions) of the Facilities Agreement as follows:

“(c) in respect of Holdco, any person or group of persons acting in concert gains direct or indirect control of Holdco. For the purposes of this “control” of Holdco means:

(i)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, more than 50 per cent of the maximum number of votes that might be cast at a general meeting of Holdco;

(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of Holdco; or

(C)	give directions with respect to the operating and financial policies of Holdco with which the directors or other equivalent officers of Holdco are obliged to comply; or

(ii)	to hold beneficially more than 50 per cent or more of the issued share capital of Holdco (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).”.

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(d)	a new definition of ETI Group shall be added in clause 1.1 (Definitions) of the Facilities Agreement as follows:

“ETI Group means Exela Technologies, Inc. and each of its Subsidiaries (excluding the Group);”

(e)	the definition of Holdco in clause 1.1 (Definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“Holdco means XBP Europe Holdings, Inc. (to be renamed XBP Global Holdings, Inc.);”

(f)	the definition of Holdco Group in clause 1.1 (Definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“Holdco Group means each of the ETI Group and the New Holdco Group;”

(g)	a new definition of New Holdco Group shall be added in clause 1.1 (Definitions) of the Facilities Agreement as follows:

“New Holdco Group means Holdco and each of its Subsidiaries (excluding the Group);”

(h)	a new paragraph (j) of the definition of Permitted Loan in clause 1.1 (Definitions) of the Facilities Agreement shall be added as follows and the remaining paragraphs renumbered accordingly:

“(j)	any loan made with the consent of the Agent by a Borrower as creditor to any of Holdco, Exela Technologies, Inc. and/or Exela Technologies BPA, LLC and/or any of its Subsidiaries in an aggregate amount not exceeding £14,000,000 (or its equivalent in other currencies) for the purposes of directly or indirectly refinancing amounts used in the acquisition of Exela Technologies BPA, LLC by Holdco, and any replacement or refinancing of such a loan which shall not require the consent of the Agent provided that such loan otherwise complies with this paragraph (j)”;

(i)	paragraph (j) of clause 2.2 (Increase option) of the Facilities Agreement shall be deleted in its entirely and replaced with the following:

“(j)	Each Borrower shall apply all amounts borrowed by it in respect of the Additional Revolving Facility Commitments towards:

(i)	Permitted Acquisitions;

(ii)	capital expenditure of the Group subject to the cap as set out in clause 2.4(b)(ii) (Purpose) below; and/or

(iii)	the loan described in paragraph (j) of the definition of ‘Permitted Loan’ subject to the cap as set out therein.”;

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(j)	paragraph (b) of clause 2.4 (Purpose) of the Facilities Agreement shall be deleted in its entirely and replaced with the following:

“(c) Subject to paragraph (c) below, each Borrower shall apply all amounts borrowed by it under the Revolving Facility towards the general corporate purposes of the Group, including (but not limited to):

(i)	Permitted Acquisitions;

(ii)	capital expenditure of the Group up to a maximum aggregate amount of £3,000,000; and

(iii)	the loan described in paragraph (j) of the definition of ‘Permitted Loan’ subject to the cap set out therein.”;

(k)	the first sentence of paragraph (a) of clause 21.4 (Requirements as to financial statements) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(a) The Parent shall procure that each set of Annual Financial Statements and Quarterly Financial Statements includes a separate balance sheet, profit and loss account and cashflow statement and the consolidated financial statements for (i) the Parent and its subsidiaries and (ii) Holdco and its Subsidiaries.”;

(l)	the definition of EBITDA in clause 22.1 (Financial definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“EBITDA means, in respect of any Relevant Period, the consolidated (if appropriate) operating profit of the Group before taxation excluding the results from discontinued operations:

(a)	before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the Group (calculated on a consolidated basis, if appropriate) in respect of that Relevant Period;

(b)	not including any accrued interest owing to any member of the Group;

(c)	after adding back any amount attributable to the amortisation, depreciation or impairment of assets of members of the Group;

(d)	after adding back any amount attributable to equity compensation costs (other than in cash);

(e)	before taking into account any Exceptional Items;

(f)	before taking into account any unrealised gains or losses on any derivative instrument or financial instrument (other than any derivative instrument which is accounted for on a hedge accounting basis);

(g)	before taking into account any gain or loss arising from an upward or downward revaluation of any other asset or warrant liability;

(h)	after deducting the amount of any capitalised research and development and related personnel costs; and

(i)	after adding back any research and development tax credits recognised in the Relevant Period,

in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation.”

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(m)	the definition of Finance Charges in clause 22.1 (Financial definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“Finance Charges means, for any Relevant Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of the Term Loan Facilities, the Revolving Facility, the Existing Factoring Arrangements and any new factoring facility arrangements put in place from time to time paid or payable by any member of the Group (calculated on a consolidated basis, if appropriate) in cash or capitalised in respect of that Relevant Period:

(a)	including any upfront fees or costs in relation to this Agreement;

(b)	including the interest (but not the capital) element of payments in respect of Finance Leases; and

(c)	including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Group under any interest rate hedging arrangement,

and so that no amount shall be added (or deducted) more than once.”;

(n)	a new paragraph (c) of clause 23.19 (No guarantees or indemnities) of the Facilities Agreement shall be added as follows:

“(c)	The Parent shall procure that Holdco does not incur or allow to remain outstanding any guarantee in respect of (i) any obligation of any person to XBP Americas LLC or (ii) any obligation of XBP Americas LLC or any of its Subsidiaries to a lender, agent or financial institution” ; and

(o)	the reference to the Holdco Group in clause 23.6 (Sanctions) of the Facilities Agreement shall be deleted and replaced with a reference to the New Holdco Group;

(p)	clause 24.12 (Audit qualification) of the Facilities Agreement shall be deleted in its entirely and replaced with the following:

“The Auditors of either Holdco or the Parent qualify the audited annual financial statements of Holdco or the Parent (as applicable)”.

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Signatories to the Amendment Agreement

The Obligors’ Agent

Signed by	Andrej Jonovic	)
)
for and on behalf of XBP EUROPE, INC.:		)
)

By:	Andrej Jonovic

Address:	1237 7th Street, Santa Monica, CA 90401

Email:	andrej.jonovic@xbpeurope.com

Attention:	Andrej Jonovic

[Project Thyme – Amendment Agreement – Signature Page]

Ashurst

The Agent

Signed for and on behalf of HSBC UK BANK PLC:	)	/s/ Richard Colclough
)
)
)

By:

Address:	HSBC UK Bank plc, Level 7, Thames Tower, Station Road, Reading, Berkshire, RG1 1LX

Email:	richard.colclough@hsbc.com

Attention:	Richard Colclough

The Security Agent

Signed for and on behalf of HSBC UK BANK PLC:	)	/s/ Richard Colclough
)
)
)

By:

Address:	HSBC UK Bank plc, Level 7, Thames Tower, Station Road, Reading, Berkshire, RG1 1LX

Email:	richard.colclough@hsbc.com

Attention:	Richard Colclough

[Project Thyme – Amendment Agreement – Signature Page]

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